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                                     FORM T-1

                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                              STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                      CORPORATION DESIGNATED TO ACT AS TRUSTEE

                        CHECK IF AN APPLICATION TO DETERMINE
                        ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)           |__|
                            ___________________________

                      THE BANK OF NEW YORK TRUST COMPANY, N.A.

                (Exact name of trustee as specified in its charter)

                                                                   95-3571558
(State of incorporation                                            (I.R.S. employer
if not a U.S. national bank)                                       identification no.)
700 South Flower Street
Suite 500
Los Angeles, California                                            90017
(Address of principal executive offices)                           (Zip code)

                            ___________________________

                         Southern California Edison Company
                (Exact name of obligor as specified in its charter)

California                                                         95-1240335
(State or other jurisdiction of                                    (I.R.S. employer
incorporation or organization)                                     identification no.)

2244 Walnut Grove Avenue
Rosemead, California                                               91770
(Address of principal executive offices)                           (Zip code)
                            ___________________________

                 Guarantee of Preferred Securities of SCE Trust III
                        (Title of the indenture securities)

=  = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = = =

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1.    General information.  Furnish the following information as to the trustee:

      (a)   Name and address of each examining or supervising  authority to which it is subject.

---------------------------------------------------------------------------
               Name                                    Address
---------------------------------------------------------------------------
      Comptroller of the Currency
      United States Department of the
      Treasury                              Washington, D.C. 20219

      Federal Reserve Bank                  San Francisco, California
                                            94105

      Federal Deposit Insurance             Washington, D.C. 20429
      Corporation

      (b)  Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If  the  obligor  is  an  affiliate  of  the  trustee,   describe   each  such
      affiliation.

      None.

16.   List of Exhibits.

      Exhibits  identified in parentheses  below, on file with the  Commission,  are incorporated herein by reference as an exhibit hereto,  pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1.    A copy of the  articles  of  association  of The Bank of New York  Trust
            Company,  N.A. (Exhibit 1 to Form T-1 filed with Registration  Statement
            No. 333-121948).

      2.    A copy of certificate of authority of the trustee to commence  business.
            (Exhibit  2  to  Form  T-1  filed  with   Registration   Statement   No.
            333-121948).

      3.    A copy of the  authorization of the trustee to exercise  corporate trust powers.  (Exhibit 3 to Form T-1 filed with  Registration  Statement  No.
            333-121948).

      4.    A copy of the existing  by-laws of the  trustee.  (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-121948).

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      6.    The  consent  of the  trustee  required  by  Section  321(b) of the Act.
            (Exhibit  6  to  Form  T-1  filed  with   Registration   Statement   No.
            333-121948).

      7.    A copy of the  latest  report  of  condition  of the  Trustee  published pursuant to law or to the  requirements  of its supervising or examining authority.

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                                     SIGNATURE

      Pursuant to the  requirements  of the Act, the  trustee,  The Bank of New York
Trust Company,  N.A., a banking association organized and existing under the laws of the United States of America,  has duly caused this  statement of  eligibility to be signed on its behalf by the undersigned,  thereunto duly authorized, all in The City of Chicago, and State of Illinois, on the 3rd day of August, 2006.

                                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

                                    By:  /S/   R. ELLWANGER
                                         -----------------------------------
                                    Name:     R. ELLWANGER
                                    Title:    ASSISTANT VICE PRESIDENT

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                                                                                                EXHIBIT 7

                                      Consolidated Report of Condition of
                                   THE BANK OF NEW YORK TRUST COMPANY, N.A.
                         of 700 South Flower Street, Suite 200, Los Angeles, CA 90017

        At the close of business March 31, 2006, published in accordance with Federal regulatory authority instructions.

                                                                                     Dollar Amounts
                                                                                     in Thousands
ASSETS

Cash and balances due from
        depository institutions:
        Noninterest-bearing balances
          and currency and coin........................................................  3,453
        Interest-bearing balances..........................................................  0
Securities:
        Held-to-maturity securities........................................................ 63
        Available-for-sale securities.................................................  62,137
Federal funds sold and securities
        purchased under agreements to resell:
        Federal funds sold ...........................................................  40,800
        Securities purchased under agreements to resell..............................  115,000
Loans and lease financing receivables:
        Loans and leases held for sale.....................................................  0
        Loans and leases,
          net of unearned income.............................................. 0
        LESS: Allowance for loan and
          lease losses........................................................ 0
        Loans and leases, net of unearned
          income and allowance ............................................................  0
Trading assets.............................................................................  0
Premises and fixed assets (including
        capitalized leases)............................................................  4,043
Other real estate owned...................................................................   0
Investments in unconsolidated
        subsidiaries and associated
        companies..........................................................................  0
Not applicable
Intangible assets:
      Goodwill   ......................................................................265,964
      Other Intangible Assets ..........................................................15,721
Other assets..........................................................................  37,548
                                                                                      --------
Total assets......................................................................... $544,729
                                                                                      ========

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LIABILITIES

Deposits:
        In domestic offices............................................................  1,891
        Noninterest-bearing................................................1,891
        Interest-bearing...................................................    0
Not applicable
Federal funds purchased and securities
        sold under agreements to repurchase:
        Federal funds purchased............................................................  0
        Securities sold under agreements to repurchase.....................................  0
Trading liabilities........................................................................  0
Other borrowed money:
        (includes mortgage indebtedness
        and obligations under capitalized
        leases).......................................................................  58,000
Not applicable
Not applicable
Subordinated notes and debentures..........................................................  0
Other liabilities.....................................................................  73,236
Total liabilities....................................................................  133,127
                                                                                       =======
Minority interest in consolidated subsidiaries.............................................  0

EQUITY CAPITAL

Perpetual preferred stock and related surplus................................................0
Common stock...........................................................................  1,000
Surplus (exclude all surplus related to preferred stock).............................  321,520
Retained earnings.....................................................................  89,351
Accumulated other comprehensive
        income..........................................................................  -269
Other equity capital components............................................................  0
Total equity capital................................................................   411,602
                                                                                       -------
Total liabilities, minority interest, and equity capital
        (sum of items 21, 22, and 28) .............................................    544,729
                                                                                       =======

        I, William J. Winkelmann, Vice President of the above-named bank do hereby declare that the Reports of
Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

        William J. Winkelmann)      Vice President

        We, the undersigned directors (trustees), attest to the correctness of the Report of Condition
(including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

        Michael K. Klugman, President       )
        Michael F. McFadden, MD             )      Directors (Trustees)
        Frank P. Sulzberger, Vice President )